SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 22, 2003

FRONTIER AIRLINES, INC
 (Exact name of Registrant as specified in its charter)

            Colorado                  0-24126                       84-1256945
(State or Other Jurisdiction of     (Commission                (I.R.S. Employer
         Incorporation)             File Numbe)                Identification No.)

       7001 Tower Road, Denver, CO                                     80249
(Address of principal executive offices)                             (zip code)

Registrant's telephone number, including area code: (720) 374-4500

Not Applicable
 (Former name or former address, if changed since last report)

Due to a technical error, the Statement of Operations table in the press release dated May 22, 2003 entitled "Frontier Airlines Reports Fiscal Year 2003 Results"
originally furnished with the Company's Form 8-K dated May 22, 2003, improperly copied the information for the Twelve Months Ended March 31, 2003 to the column entitled Three Months Ended March 31, 2003.  Accordingly, the Company is filing this Form 8-K/A to correct this technical error and provide the correct information for the Three Months Ended March 31, 2003 in the Statement of Operations Table.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

Exhibit No.                      Description

99.1           Press release dated May 22, 2003 entitled "Frontier Airlines Reports
               Fiscal Year 2003 Results"

Item 9. Regulation FD Disclosure

Under the Securities and Exchange Commission Release No. 33-8216, Frontier Airlines,
Inc. is furnishing the following information under Item 12 - Results of Operation and Financial Condition.

On May 22, 2003, Frontier Airlines, Inc. issued a press release announcing its financial results for the fiscal year ending March 31, 2003.  The press release dated May 22, 2003 entitled "Frontier Airlines Reports Fiscal Year 2003 Results"
is attached hereto as Exhibit 99.1.

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FRONTIER AIRLINES, INC.

Date:  May 23, 2003                          By:/s/Jeff S. Potter
                                             Jeff S. Potter, President & CEO

                                             By:/s/Paul H. Tate
                                             Paul H. Tate, CFO